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                                    WARRANT

These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended (the "Act") and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.

This Warrant and the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Act or any applicable state securities laws. Neither this Warrant nor the Common Stock issuable upon exercise hereof may be transferred to anyone until (i) a registration statement under the Act shall have become effective with regard thereto, or (ii) in the opinion of counsel reasonably acceptable to the Company, registration under the Act is not required in connection with such proposed transfer.

                                                       Warrant to Subscribe for
                                                                  27,000 Shares

                           STOCK SUBSCRIPTION WARRANT
                 To Subscribe For and Purchase Common Stock of
                        NATIONAL GAMING COMPANIES, INC.

     THIS WARRANT CERTIFIES THAT, for value received, Craig Forsman (the "Holder) is entitled to subscribe for and purchase from National Gaming Companies, Inc., a Minnesota corporation (the "Company") an aggregate of 27,000 shares (subject to adjustments referred to below) of the Common Stock of the Company (the "Common Stock"), at a purchase price of $.50 per share at any time from the date hereof through December 31, 2000.

     This Warrant is subject to the following provisions, terms and conditions:

     1. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock) at any time prior to December 31, 2000, by written notice of exercise delivered to the Company and by the surrender of this Warrant (properly endorsed if required) on the exercise date at the principal office of the Company accompanied by payment by certified check of the purchase price for such shares. The company agrees that the shares so purchased shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid.

     2. EXERCISE PERIOD. Notwithstanding any other provision of this Warrant, this Warrant may be exercised only at such time as the Common Stock issuable to the Holder hereof upon exercise may be issued to such the Holder pursuant to an exemption from registration under federal or state securities laws.




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     Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations, of
Section 3 hereof.

     3. RESTRICTIONS ON TRANSFER OF WARRANT AND COMMON STOCK. Neither this Warrant nor the Common Stock purchasable upon the exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Act") or state securities laws. Neither this Warrant nor such Common Stock may be sold, transferred, pledged or otherwise disposed of except pursuant to registration under the Act and under applicable state securities laws of until the Holder has obtained an opinion of counsel satisfactory to the Company and its counsel to the effect that such registration is not required. The Company may cause the following legend or one similar thereto to be set forth on each certificate representing shares of Common Stock issuable upon exercise of this Warrant:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED TO ANYONE UNTIL (i) A REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL REASONABLE ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     4.  PIGGYBACK REGISTRATION.

         (a) Subject to subparagraphs(b),(c) and (d) below, if prior to December 31, 2000, the Company proposes to file a registration statement under the Act covering a public offering of any of its Common Stock (other than on Forms S-4 or S-8 or other similarly inappropriate form or primarily a registration for Common Stock proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with another corporation), then in each such case it shall promptly notify the Holder prior to such filing and will include in such registration (to the extend permitted by applicable regulation) all or any part of the Common Stock purchasable upon the exercise of this Warrant as requested by the Holder.

         (b) If the offering to which the registration relates is to be distributed by or through an underwriter or underwriters, then, at the option of such underwriter or underwriters and as a condition to the inclusion of all or any part of such Common Stock in such registration, the Common Stock shall be sold through such underwriter or underwriters on the same terms and conditions as the underwriter or underwriters agree to sell the shares of Common Stock on behalf of the Company. The COMPANY may, in its sole discretion, withdraw any such registration and abandon the proposed offering in which the Holder had requested to participate without the consent of, or liability or obligation to, the Holder. If the registration has not become effective within six (6) months following


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the date such notice is given to the Holder, the Company must again notify the
Holder in the manner provided in subparagraph (a) above.

          (c) Notwithstanding any other provision of this Section 4, if the underwriter for the proposed offering determines that marketing factors required a limitation of the number of shares to be underwritten, the underwriter may limit the number of shares to be included in such registration for the account of selling security holders having piggyback registration rights. The Company shall so advise the Holder and any other holders desiring to distribute their securities through such underwriting, and the number of shares purchasable upon exercise of this registration and underwriting shall be allocated among the Holder and all other holders (if any) having piggyback registration rights in proportion (as nearly as practicable) to the respective numbers of shares with respect to which each such holder has registration rights. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to the Holder or any other holder to the nearest 100 shares.

          (d) The Company shall pay all costs and expenses of the registration except for the fees of the Holder's legal counsel, costs or expenses with respect to the Holder's compliance with the securities laws if any state incurred as a direct result of any action or request of the Holder which would not otherwise have been incurred by the Company, and the payment of underwriter's commissions and expenses relating to the registration of such the Holder's Common Stock, and the Company shall not be responsible for such costs and expenses.

     5. DELIVERY OF STOCK CERTIFICATES. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such shares of common stock as provided in Section 1. Certificates for the shares of Common Stock purchased pursuant to the exercise of this Warrant shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant shall have expired, a new Warrant representing the number of shares of Common Stock remaining, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

     6. COVENANTS OF THE COMPANY. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised:

          (a) the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant;

          (b) the Company shall, upon request, furnish the Holder annual financial statements of the Company, including a balance sheet, statement of profit and loss and statement of retained earnings, within ninety (90) days following the end of the fiscal year of the Company and quarterly unaudited financial statements of the Company within forty-five (45) days following the end of each

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fiscal quarter; and

          (c) the Holder shall have the same rights to examine and copy the Company's books and records as are granted to shareholders of the Company under Minnesota Statutes, Section 302A.461.

        7. ANTIDILUTION ADJUSTMENTS. The provisions of this Warrant are subject to adjustment as provided in this Section 7.

          (a) The warrant exercise price shall be adjusted from time to time such that in case the Company shall hereafter;

               (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

               (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

              (iii) combine outstanding shares of Common Stock, by
                    reclassification or otherwise;

then, in any such event, the warrant exercise price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (A) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing warrant exercise price, by (B) the total number of shares of Common Stock outstanding immediately after such event (including in each case the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted warrant exercise price per share. An adjustment made pursuant to this subparagraph
7(a) shall become effectively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subparagraph 7(a) the Holder of this Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted warrant exercise price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this subparagraph 7(a) shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this subparagraph 7(a), the Holder of this Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the warrant exercise price of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section 7.

          (b) Upon each adjustment of the warrant exercise price pursuant to subparagraph 7(a) above, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to



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purchase at the adjusted warrant exercise price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the warrant exercise price in effect prior to such adjustment) by the warrant exercise price in effect prior to such adjustment and dividing the product so obtained by the adjusted warrant exercise price.

     (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company, there shall be no adjustment under subparagraph 7(a) above but the Holder of this Warrant shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 7 with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section 7 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this subparagraph 7(c) shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

     (d) Upon any adjustment of the warrant exercise price, then and in each such case, the Company shall give written notice thereof, by First-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the warrant exercise price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     (e) If any event occurs as to which in the opinion of the Board of Directors the other provisions of this Section 7 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

     8. NO RIGHTS OF STOCKHOLDERS. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company until the issuance to the Holder of a certificate for shares.

     9. REPRESENTATIONS OF THE HOLDER. The Holder, by acceptance of this Warrant, represents and warrants as follows:

         (a) The Holder is acquiring this Warrant and any shares of Common Stock purchasable


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upon the exercise of this Warrant for the Holder's own account, for investment purposes only and not with a view to resale or distribution, and the Holder has no present intention of selling or otherwise disposing of this Warrant or such shares of Common Stock.

          (b) The Holder has had an opportunity to review the books and records of the Company, has been furnished all documents, records or other property of the Company, has had the opportunity to review the business and operations of the Company and has been furnished access to any and all further documents or officers of the Company for purposes of making its own investigation into the affairs of the Company.

          (c) The Holder is an accredited investor as that term is defined in Regulation D under the Act.

     10. NOTICES. All notices provided for hereunder shall be sent by first class mail, address as follows:

     If to the Company at:

        National Gaming Companies, Inc.
        9855 West 78th Street
        Suite 220
        Minneapolis, MN  55344
        Attn:  President

     with a copy to:

        Marvin A. Liszt, Esq.
        Diamond, Liszt & Grady, P.A.
        9855 West 78th Street
        Suite 210
        Minneapolis, MN  55344

     If to the Holder:

        Craig Forsman
        21 Deer Hills Drive
        North Oaks, MN  55127


Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the date when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).



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     11.  GOVERNING LAW.  The provisions of this Warrant shall be governed by and construed in accordance with the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and to be dated this 25th day of January, 1996.


               "Company"                NATIONAL GAMING COMPANIES, INC.



                                        By  /s/ Robert J. Swenson
                                          -------------------------------
                                          Its  President
                                             ----------------------------







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